UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

 Pre-Effective Amendment No.        //

 Post-Effective Amendment No.        //

(Check appropriate box or boxes)

T. ROWE PRICE GNMA FUND

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering February 6, 2014

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered: Shares of beneficial interest (no par value) of the Registrant

Amount Being Registered:

Proposed Maximum Offering Price per Unit:

Proposed Maximum Aggregate Offering Price:

Amount of Registration Fee:

It is proposed that this filing will become effective on February 3, 2014 pursuant to Rule 488.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

Proxy Information

This proxy material concerns the:

T. Rowe Price Summit GNMA Fund

February 6, 2014

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Summit GNMA Fund (“Summit GNMA Fund”) on Wednesday, April 30, 2014. The purpose of the meeting is to vote on a proposed transaction pursuant to which your fund will be merged into the T. Rowe Price GNMA Fund (“GNMA Fund”). The transaction was approved and recommended by your fund’s Board of Directors. Under the proposed merger between the Summit GNMA Fund and the GNMA Fund, you would become a shareholder of the GNMA Fund. The value of your account in the GNMA Fund will be the same as it was in the Summit GNMA Fund on the date of the transaction, which is expected to be May 16, 2014. The reasons the Board of Directors is recommending this transaction are briefly summarized below. The accompanying combined proxy statement and prospectus contains detailed information on the transaction and comparisons of the funds.We ask you to read the enclosed information carefully and to submit your vote.

The directors and management of the Summit GNMA Fund considered the following in making their recommendation to consummate the transaction:

The funds have nearly identical investment programs. The primary difference between the funds is that the Summit GNMA Fund requires a higher minimum initial investment of $25,000. The current expense ratio of the GNMA Fund is nearly identical to the expense ratio of the Summit GNMA Fund. The GNMA Fund’s assets have continued to grow at a stable rate while the growth of the Summit GNMA Fund has remained relatively flat. We expect this trend to continue so there is no longer a financial benefit to a high balance shareholder for choosing the Summit GNMA Fund over the GNMA Fund. Accordingly, it no longer makes sense to offer two funds with substantially similar investment programs.

The average annual total returns of the funds through December 31, 2013 are set forth below. Additional performance information for the funds is available in the combined proxy statement and prospectus.

Average Annual Total Returns

Periods ended December 31, 2013	1 Year	5 Years	10 Years

Summit GNMA Fund	-2.65%	3.79%	4.21%
GNMA Fund	-2.41	3.88	4.19

The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. The cost basis and holding periods of your Summit GNMA Fund shares will carry over to the GNMA Fund shares that you receive in connection with the transaction. The services you have selected for your Summit GNMA Fund account will generally carry over to your account in the GNMA Fund, including the election of whether or not to reinvest any dividends and capital gains.

For the reasons above, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting in favor of this transaction. If the proposal is approved at the shareholder meeting on April 30, 2014, the transaction will take place shortly thereafter, and you will own shares of equal value in the GNMA Fund on the day of the transaction.

We realize that it may be difficult for you to attend the meeting and vote your shares in person. However, we do need your vote. You can vote by mail, by telephone, or by Internet, as explained in the enclosed materials. By voting promptly, you can help the fund avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

Sincerely,

Edward C. Bernard
Chairman of the Board

T. Rowe Price Summit GNMA Fund

(a series of T. Rowe Price Summit Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert

Secretary

February 6, 2014

Notice is hereby given that a special meeting of shareholders of the T. Rowe Price Summit GNMA Fund (“Summit GNMA Fund”) will be held on Wednesday, April 30, 2014, at 8:00 a.m., Eastern time, in the office of the fund at 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (“Plan”) for the Summit GNMA Fund. The Plan provides for the transfer of substantially all of the assets of the Summit GNMA Fund to the T. Rowe Price GNMA Fund (“GNMA Fund”), in exchange for shares of the GNMA Fund and the distribution of the GNMA Fund shares to the shareholders of the Summit GNMA Fund in liquidation of the Summit GNMA Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on January 30, 2014 are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors (“Board”) of the fund recommends that you vote in favor of the first proposal.

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or access the Internet voting site, your vote must be received no later than 7:59 a.m. on April 30, 2014.

Your prompt response will help assure a quorum at the meeting and avoid the additional expense to the fund of further solicitation.

Acquisition of the Assets of the

T. ROWE PRICE SUMMIT GNMA FUND

(a series of T. Rowe Price Summit Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE GNMA FUND

100 East Pratt Street

Baltimore, MD 21202

Special Meeting of Shareholders–April 30, 2014

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about February 6, 2014.

This Combined Proxy Statement and Prospectus (“Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of T. Rowe Price Summit Funds, Inc. (“Summit Funds”) on behalf of its series, the T. Rowe Price Summit GNMA Fund (“Summit GNMA Fund”) for use at a special meeting of shareholders of the Summit GNMA Fund to be held on Wednesday, April 30, 2014. At the meeting, shareholders of the Summit GNMA Fund will be asked to approve an Agreement and Plan of Reorganization dated January 31, 2014 (“Plan”) providing for the transaction described below. A form of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at 1-800-541-5910.

The proposed Plan provides for the transfer of substantially all of the assets of the Summit GNMA Fund to the T. Rowe Price GNMA Fund (“GNMA Fund”), in exchange for shares of the GNMA Fund. Following the transfer, the GNMA Fund shares received in the exchange will be distributed to Summit GNMA Fund shareholders in complete liquidation of the Summit GNMA Fund. Shareholders of the Summit GNMA Fund will receive GNMA Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Summit GNMA Fund shares on the business day immediately preceding the closing date of the reorganization.

If the transaction is approved by shareholders, you will become a shareholder in the GNMA Fund and the value of the share balance in your account will be the same as it was in the Summit GNMA Fund on the business day preceding the day of the reorganization.

The investment objective, policies, and restrictions of the GNMA Fund and Summit GNMA Fund are very similar, but are slightly different in certain respects. See “Comparison of Investment Objectives and Policies.”

This Statement sets forth concisely the information you should know about the GNMA Fund and the Plan before voting on the Plan and the proposed transaction. Please read this Statement and keep it for future reference. Further information about the GNMA Fund is contained in its prospectus dated October 1, 2013, its Statement of Additional Information dated November 19, 2013, its annual shareholder report dated May 31, 2013, and its semiannual shareholder report dated November 30, 2013. The prospectus includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. The Statement of Additional Information, which contains additional detailed information about the funds, is not a prospectus but should be read in conjunction with the prospectus. The GNMA Fund’s current prospectus and Statement of Additional Information are incorporated by reference herein (legally considered to be a part of this Statement). A copy of the GNMA Fund’s prospectus accompanies this Statement. The shareholder reports contain information about fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance.

Copies of the prospectus, annual and semiannual shareholder reports, and Statement of Additional Information for both the GNMA Fund and Summit GNMA Fund are all available at no cost by calling
1-800-541-5910; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

TABLE OF CONTENTS

Summary	8
Reasons for the Reorganization	17
Information About the Reorganization	20
Financial Statements	25
Comparison of Investment Objectives, Policies, and Restrictions	28
Additional Information About the Funds	31
Further Information About Voting and the Special Meeting	33
Legal Matters	37
Exhibit A – Agreement and Plan of Reorganization	38

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Summit GNMA Fund or GNMA Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, a form of which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on October 21, 2013, the Board of the Summit GNMA Fund, including a majority of the independent directors, approved the proposed merger of the Summit GNMA Fund into the GNMA Fund and the submission of the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Summit GNMA Fund to the GNMA Fund in exchange for shares of the GNMA Fund. Following the transfer, the GNMA Fund shares received in the exchange will be distributed to shareholders of the Summit GNMA Fund in complete liquidation of the Summit GNMA Fund. As a result of the proposed transaction: (1) you will cease being a shareholder of the Summit GNMA Fund; (2) instead you will become an owner of shares of the GNMA Fund; and (3) the value of your account in the GNMA Fund will equal the value of your account in the Summit GNMA Fund as of the close of the business day immediately preceding the closing date of the transaction.

What vote is required to approve the Plan?

Approval of the Plan for the Summit GNMA Fund requires an affirmative vote of the lesser of: (a) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the fund’s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.

Will there be any tax consequences to the Summit GNMA Fund or its shareholders?

The reorganization will be structured to have no adverse tax consequences to the Summit GNMA Fund or its shareholders.

The reorganization is conditioned upon the receipt of an opinion of tax counsel to the fund that, for federal income tax purposes:

• no gain or loss will be recognized by the Summit GNMA Fund or its shareholders as a result of the reorganization;

• the holding period and adjusted basis of the GNMA Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Summit GNMA Fund; and

• the GNMA Fund will assume the holding period and adjusted basis of each asset of the Summit GNMA Fund that is transferred to the GNMA Fund that the asset had immediately prior to the reorganization. See “Information About the Reorganization– Tax Considerations.”

It should be noted, however, that the Summit GNMA Fund will sell any assets prior to the reorganization that are deemed not acceptable to the GNMA Fund or inconsistent with the GNMA Fund’s investment program. Although there is no assurance, we do not currently expect that the sale of any holdings will result in the distribution of capital gains to the shareholders of the Summit GNMA Fund. Immediately prior to the reorganization, the Summit GNMA Fund will distribute any accrued dividends to shareholders.

What are the investment objectives and policies of the GNMA Fund and the Summit GNMA Fund?

The investment objectives of the GNMA Fund and the Summit GNMA Fund are substantially similar. The GNMA Fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in Government National Mortgage Association (“GNMA”) securities backed by the full faith and credit of the U.S. government. The Summit GNMA Fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government. See “Comparison of Investment Objectives and Policies.”

The funds’ principal investment strategies are nearly identical, with each fund normally investing at least 80% of its assets (total assets, in the case of the GNMA Fund, and net assets, in the case of the Summit GNMA Fund) in mortgage-backed securities issued by the GNMA. Although the GNMA Fund normally invests 80% of its total assets in GNMA-issued securities, the prospectus explains that, for purposes of this requirement, total assets means the fund’s net assets plus any amounts borrowed for investment purposes. Because an investment company’s 80% investment policy must be based on net assets plus any borrowings for investment purposes, the 80% investment policies adopted by both funds are effectively the same. Up to 20% of each fund’s assets (total assets, in the case of the GNMA Fund, and net assets, in the case of the Summit GNMA Fund) can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA (or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, mortgage-backed securities issued by government agencies (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are not backed by the full faith and credit of the U.S. government and mortgage related securities issued by private banks and other non-governmental issuers. The two funds are substantially similar in structure; over the past year more than 90% of each fund’s holdings have been similar in security type and approximately half have been the exact same security. The combined fund will continue to follow the current GNMA Fund investment program.

What are the funds’ management arrangements?

Both the Summit GNMA Fund and the GNMA Fund are advised and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of September 30, 2013, T. Rowe Price and its affiliates had approximately $647 billion in assets under management and provided investment management for more than 10 million individual and institutional investor accounts.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price – specifically by each fund’s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund’s investment program. Both the Summit GNMA Fund and GNMA Fund are currently managed by Andrew C. McCormick. Mr. McCormick has been chairman of both committees since 2008. He joined T. Rowe Price in 2008 and his investment experience dates from 1983. He has served as a portfolio manager since joining T. Rowe Price. Prior to joining T. Rowe Price, he was the Chief Investment Officer of IMPAC Mortgage Holdings (beginning in 2006) and a senior portfolio manager for Avenue Capital Group (beginning in 2005). Mr. McCormick will continue as chairman of the Investment Advisory Committee with respect to the combined fund after the acquisition. The Statement of Additional Information for the T. Rowe Price family of funds, dated November 19, 2013, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The fees and expenses of the funds are set forth as of October 31, 2013, and the pro forma fees and expenses reflect the expected fees and expenses of the combined fund assuming the reorganization takes place as proposed.

Table 1 Fees and Expenses of the Funds

	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Maximum Account Fee	Management fee	Other expenses	Total annual fund operating expenses
Summit GNMA	$20[a]	0.60%	0.00%	0.60%
GNMA	$20[a]	0.45%	0.16%	0.61%
Pro Forma Combined	$20[a]	0.45%	0.14%	0.59%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example. This example is intended to help you compare the cost of investing in these funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Summit GNMA	$61	$192	$335	$750
GNMA	$62	$195	$340	$762
Pro Forma Combined	$60	$189	$329	$738

The Summit GNMA Fund pays T. Rowe Price an annual all-inclusive management fee of 0.60% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses but does not cover interest, taxes, brokerage, or nonrecurring extraordinary expenses.

The management fee paid by the GNMA Fund to T. Rowe Price includes a group fee and an individual fund fee. The group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2013, the annual group fee rate was 0.30%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.15%. The management fee covers investment management services but the fund bears the costs of its operating expenses.

A discussion about the factors and conclusions considered by the Board in approving the GNMA Fund’s investment management contract with T. Rowe Price appears in the fund’s annual report to shareholders for the period ended May 31, and the factors and conclusions considered by the Board in approving the Summit GNMA Fund’s investment management contract with T. Rowe Price appears in the fund’s semiannual report to shareholders for the period ended April 30.

Comparison of Investment Objectives, Policies, and Restrictions

	Summit GNMA Fund	GNMA Fund
InvestmentObjectives

The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-backed securities issued by the Government National Mortgage Association (“GNMA”), an agency of the U.S. Department of Housing and Urban Development. These securities represent “pools” of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which entitle the holder to a proportionate share of the principal and interest payments

The fund will normally invest at least 80% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (“GNMA”), an agency of the U.S. Department of Housing and Urban Development. These securities represent “pools” of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which entitle the holder to a proportionate share of the principal and interest payments that are made on the underlying pool of mortgage loans.

GNMA guarantees the timely

Summit GNMA Fund	GNMA Fund

that are made on the underlying pool of mortgage loans.

GNMA guarantees the timely payment of interest and principal on the securities it issues, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund’s share price, both of which will fluctuate with market conditions.

Up to 20% of net assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA (or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, mortgage-backed securities issued by government agencies (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are not backed by the full faith and credit of the U.S. government and mortgage-related securities issued by private banks and other non-governmental issuers.

There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average payment of interest and principal on the securities it issues, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund’s share price, both of which will fluctuate with market conditions.

Up to 20% of total assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA (or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, mortgage-backed securities issued by government agencies (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are not backed by the full faith and credit of the U.S. government and mortgage related securities issued by private banks and other non-governmental issuers.

There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by various factors such as the general level of interest rates, and principal prepayments of GNMA and other mortgage-backed securities.

Summit GNMA Fund	GNMA Fund

maturity, which will vary and can be influenced by various factors such as the general level of interest rates, and principal prepayments of GNMA and other mortgage-backed securities.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. In

Summit GNMA Fund	GNMA Fund
addition, the fund uses interest rate futures and interest rate swaps primarily in an effort to manage its exposure to changes in interest rates or to adjust portfolio duration.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

The Summit GNMA Fund requires a minimum initial investment of $25,000 and a minimum subsequent investment of $1,000 for additional purchases. The GNMA Fund requires a minimum initial investment of $2,500 and a minimum subsequent investment of $100 for additional purchases. Redemption and exchange rights of the funds are identical. Neither fund currently charges a redemption fee. Shares of the funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities. Therefore, the funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash (redemption in-kind). The funds’ procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

What are the funds’ policies on dividends and distributions?

The funds’ policies on dividends and distributions are identical. Each fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared daily and paid on the first business day of each month. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option.

What are the tax consequences of the reorganization?

The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. The exchange of shares will not be a taxable event. Of course, fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the funds are also taxable. The Summit GNMA Fund will sell any assets that are not acceptable to the GNMA Fund prior to the reorganization, which could result in the distribution of taxable gains to shareholders of the Summit GNMA Fund.

Although there is no assurance, we do not currently expect that the sale of holdings will result in the distribution of capital gains. Immediately prior to the reorganization, the Summit GNMA Fund will distribute any taxable income as a taxable dividend to shareholders. The funds follow the same policies on reporting tax information to their shareholders and the IRS.

Risk Factors

What are the main risks of investing in these two funds and how do they differ?

The principal risks of the funds are substantially similar. Both funds are exposed to various risks of bond investing, as described below. Any of the following could cause a decline in the price or income of either fund.

Active management risk Each fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Market risk The GNMA Fund’s prospectus identifies market risk as a principal risk for the fund.This is the risk that the value of securities owned by the fund may go up or down, sometimes rapidly or unexpectedly, due to factors affecting securities markets generally or particular industries.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The market tends to discount prices of mortgage-backed securities for prepayment risk when interest rates decline. As a result, prices of mortgage-backed securities typically do not rise as much as the prices of comparable bonds during periods of falling interest rates.

Prepayment risk This is the risk that during periods of falling interest rates, borrowers will refinance their mortgages before their maturity dates, leading to the prepayment of mortgage-backed securities held by each fund. The fund would lose potential price appreciation and may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension risk This is the risk that during periods of rising interest rates, prepayments of the underlying mortgages will occur at a slower than expected rate, thereby lengthening the average life of the mortgage-backed securities and making them more volatile.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. Each fund’s overall exposure to credit risk is relatively low because it invests significantly in higher rated securities and certain securities that are backed by the full faith and credit of the U.S. government or a federally sponsored agency. There is a relatively higher risk of default for U.S. agency issued securities that are not guaranteed by the U.S. government and an even higher risk of default for securities not backed by any government agency, although pooling mortgages helps to mitigate some of the credit risk.

Liquidity risk This is the risk that each fund may not be able to sell a holding in a timely manner at a desired price.

TBA/Dollar roll risk Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by each fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Finally, the fund’s portfolio turnover rate and transaction costs would be increased to the extent it enters into dollar roll transactions.

Derivatives risk Each fund’s use of interest rate futures and interest rate swaps involves the risks that anticipated changes in interest rates, yield curves, or prepayment rates will not be accurately predicted, the possibility of regulatory developments that could negatively affect such instruments, and the potential for losses in excess of the fund’s initial investment. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement.

As with any mutual fund, there is no guarantee that each fund will achieve its objective.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors/Trustees (“Boards”) of the T. Rowe Price Summit Funds, Inc. and T. Rowe Price GNMA Fund, including a majority of the independent directors/trustees, have determined that the proposed transaction is in the best interests of the shareholders of the Summit GNMA Fund and the GNMA Fund and that the interests of shareholders of the Summit GNMA

Fund and the GNMA Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Boards reviewed the following matters and concluded that the transaction is in the best interest of the funds for the reasons indicated below.

In 2006, the investment program of the GNMA Fund was changed (subsequent to approval by both the fund’s Board and its shareholders) to allow up to 20% of net assets to be invested in non-GNMA mortgages, asset-backed securities, commercial mortgage-backed securities, agency debt and certain derivatives, essentially making it identical to the investment program of the Summit GNMA Fund. At that time, a merger of the two funds was contemplated but ultimately not pursued because of the sizable differential in the expense ratio of each fund.

From late 2010 through the present, the current total expense ratio of the GNMA Fund has fluctuated between 0.59% and 0.61%, which is nearly identical to the all-inclusive fee rate of 0.60% for the Summit GNMA Fund. As of December 31, 2013, the GNMA Fund had approximately $1.5 billion in assets while the Summit GNMA Fund had only approximately $140 million in assets. Due in part to its inclusion in the Spectrum Income Fund’s underlying fund lineup, assets in the GNMA Fund have continued to grow at a fairly stable rate, which has resulted in its total expense ratio becoming increasingly lower over the past five years, whereas the assets of the Summit GNMA Fund have remained relatively flat over the past five years. With the steady cash flows coming to the GNMA Fund from the Spectrum Income Fund, we do not anticipate a reversal of this trend. Further, the Summit GNMA Fund requires a $25,000 minimum initial investment even though there is no longer a financial benefit to high balance shareholders for choosing the Summit GNMA Fund over the GNMA Fund. The continuation of the GNMA Fund’s asset growth exceeding that of the Summit GNMA Fund could lead to the GNMA Fund’s expense ratio remaining consistently lower than the Summit GNMA Fund’s despite the Summit GNMA Fund’s significantly higher investment minimum. Therefore, in consideration of these factors, coupled with the fact the funds have nearly identical portfolios, the Boards believe it to be prudent to move forward with a merger of the two funds at this time.

The average annual total returns of the funds as of December 31, 2013 are set forth below.

Average Annual Total Returns

Periods ended December 31, 2013	1 Year	5 Years	10 Years

Summit GNMA Fund
Returns before taxes	-2.65%	3.79%	4.21%
Returns after taxes on distributions
Returns after taxes on distributions
and sale of fund shares
GNMA Fund
Returns before taxes	-2.41%	3.88%	4.19%
Returns after taxes on distributions
Returns after taxes on distributions
and sale of fund shares

The transaction is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in the Summit GNMA Fund, the cost basis and holding periods of your shares will carry over to the GNMA Fund shares that you receive as a result of the reorganization.

In approving the proposed reorganization, the Board of the Summit GNMA Fund also considered that Summit GNMA Fund shareholders have the ability to redeem their shares at any time up to the date of the reorganization without the imposition of any sales charge or redemption fee.

The Summit GNMA Fund and GNMA Fund use identical pricing methodologies to value their respective assets. The assets of the Summit GNMA Fund will be transferred to the GNMA Fund at their fair market value on the valuation date of the transaction. Many of these assets are securities already held by the GNMA Fund and therefore valued using the same pricing sources and methodologies. Shares of the GNMA Fund equal in value to the assets will be received by the Summit GNMA Fund in exchange. Expenses of the transaction (other than fees of fund counsel and independent auditors, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price. For these reasons, the Board believes that the Summit GNMA Fund and its shareholders will not be diluted as a result of the transaction.

For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

If the Plan is not approved by the Summit GNMA Fund shareholders, its Board may consider other appropriate actions, such as the liquidation of the Summit GNMA Fund or a merger or other business combination with an investment company other than the GNMA Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of the Summit GNMA Fund approve the Plan, the reorganization of the Summit GNMA Fund will be consummated on or about May 16, 2013, or such other date as is agreed to by the Summit GNMA Fund and the GNMA Fund (“Closing Date”). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before [[date_1]]. See “Conditions to Closing.”

On the Closing Date, the Summit GNMA Fund will transfer substantially all of its assets to the GNMA Fund in exchange for shares of the GNMA Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The GNMA Fund will not assume or otherwise be responsible for any liabilities of the Summit GNMA Fund. The number of the GNMA Fund’s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Summit GNMA Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the GNMA Fund, subject to review and approval by the Summit GNMA Fund) by the net asset value per share of the GNMA Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Summit GNMA Fund and the GNMA Fund, if the Valuation Date had been [[valuationdate_est]], shareholders of the Summit GNMA Fund would have received [[sharesreceived_est]] shares of the GNMA Fund for each of their fund shares held.

As soon as practicable after the Closing Date, the Summit GNMA Fund will distribute, in liquidation of the Summit GNMA Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the GNMA Fund received in the exchange. The Summit GNMA Fund will accomplish this distribution by transferring the GNMA Fund shares then credited to the account of the Summit GNMA Fund on the books of the GNMA Fund to open accounts on the share records of the GNMA Fund in the names of the Summit GNMA Fund’s shareholders, and representing the respective pro rata number of the GNMA Fund’s shares due such shareholders. All issued and outstanding shares of the Summit GNMA Fund will then be simultaneously canceled.

The Summit GNMA Fund was closed to new accounts and additional purchases at 4 p.m. ET on January 27, 2014, although the fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. The services you have selected for your Summit GNMA Fund account will be applied to your account in the GNMA Fund, including the reinvestment or distribution of dividend and capital gain distributions, if any. If you invest systematically in the Summit GNMA Fund through the Automatic Asset Builder program, this program will automatically be carried over to the GNMA Fund (with the same date, amount, and frequency) unless you already have an account in the GNMA Fund as of the Valuation Date.

The stock transfer books of the Summit GNMA Fund will be permanently closed as of the close of business on the Valuation Date. The Summit GNMA Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the GNMA Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Summit GNMA Fund to transfer its assets to the GNMA Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the GNMA Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the GNMA Fund, receipt of an opinion of counsel to the GNMA Fund, and approval of the Plan by the shareholders of the Summit GNMA Fund as previously described. The obligation of the GNMA Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Summit GNMA Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Summit GNMA Fund, and receipt of an opinion of counsel to the Summit GNMA Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Summit GNMA Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Summit GNMA

Fund that would materially and adversely affect the rights of such stockholders without their further approval.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel and independent auditors, taxes, brokerage, or extraordinary items). The estimated costs relating to the reorganization are estimated to be approximately [[expense_fund_counsel]] for fund counsel, and approximately [[expense_independent_auditors]] for the independent auditors. The sale of any assets that are not acceptable to the GNMA Fund will result in brokerage expenses.

Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the reorganization by the GNMA Fund and Summit GNMA Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Summit GNMA Fund and the GNMA Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the GNMA Fund or the Summit GNMA Fund or their shareholders as a result of the reorganization.

• The GNMA Fund will assume the basis and holding periods of the Summit GNMA Fund’s assets.

• Summit GNMA Fund shareholders will carry over the cost basis and holding periods of their Summit GNMA Fund shares to their new GNMA Fund shares.

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Summit GNMA Fund are transferred and that the GNMA Fund will maintain the historical business (as defined by the IRS) of the Summit GNMA Fund. The proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Summit GNMA Fund are:

• Although unlikely, certain securities held by the Summit GNMA Fund may be sold prior to the transaction and not acquired by the GNMA Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Summit GNMA Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Summit GNMA Fund will be influenced by a variety of factors and cannot be determined with certainty at this time, but it is expected that no capital gains distributions will result.

• Since the cost basis of the Summit GNMA Fund’s assets which are transferred will remain the same, gains or losses on their subsequent sale by the GNMA Fund will be shared with the shareholders of the GNMA Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

• The Summit GNMA Fund declares dividends daily and pays any taxable dividends on the first business day of each month. Any taxable interest available for distribution prior to the reorganization will be distributed immediately prior to the closing transaction.

It is anticipated that at the date of the reorganization, both the Summit GNMA Fund and the GNMA Fund may have tax basis net capital losses available to offset future tax basis net capital gains.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Summit GNMA Fund, followed by the taxable liquidation of the Summit GNMA Fund.

Description of GNMA Fund Shares

Full and fractional shares of the GNMA Fund will be issued to shareholders of the Summit GNMA Fund in accordance with the procedures under the Plan as previously described. Each GNMA Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of the GNMA Fund’s shares by former shareholders of the Summit GNMA Fund will be recorded electronically and the GNMA Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of the Summit GNMA Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan, the automatic investment plan, or other services will automatically become participants in the corresponding programs offered in respect of the GNMA Fund. However, automatic investment plans will not be applied to the GNMA Fund if the Summit GNMA Fund shareholder already has an identically registered account in the GNMA Fund on the Valuation Date.

The voting rights of the Summit GNMA Fund and the GNMA Fund are the same. As shareholders of the GNMA Fund, former shareholders of the Summit GNMA Fund will have the same voting rights with respect to the GNMA Fund as they currently have with respect to the Summit GNMA Fund. Neither the Summit GNMA Fund nor the GNMA Fund routinely holds meetings of shareholders. However, shareholders will be moving from the Summit GNMA Fund, which is organized as a series of a Maryland corporation, to the GNMA Fund, which is organized as a Massachusetts business trust. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting; to hold a shareholders’ meeting for a Massachusetts business trust, a majority of the trust’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. Although shareholders will move to a fund with a higher quorum requirement, all voting rights will remain the same.

Accounting Survivor and Performance Reporting

The GNMA Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The GNMA Fund’s historical financial statements will be utilized for all financial reporting after the reorganization and the performance of the Summit GNMA Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Summit GNMA Fund and the GNMA Fund as of December 31, 2013, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Summit GNMA Fund and the GNMA Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Asset (000’s)	Net Asset Value Per Share	Shares Outstanding (000’s)

Summit GNMA Fund	$139,949	$9.52	14,701
GNMA Fund	1,502,403	9.43	159,322
Pro Forma Combined	1,642,352	9.43	174,163

Other Matters

To the extent permitted by law, the Boards of the funds may amend the Plan without shareholder approval or may waive any default by the Summit GNMA Fund or the GNMA Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Summit GNMA Fund or the GNMA Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Summit GNMA Fund by action of the Boards of the funds. The Boards of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before [[date2]].

FINANCIAL STATEMENTS

The financial statements in the funds’ annual reports were audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown in the following tables. This information is contained in the October 31, 2013 annual report for the Summit GNMA Fund, and in the October 1, 2013 prospectus and May 31, 2013 annual report for the GNMA Fund.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Table 2 Financial Highlights

	Year ended October 31
Summit GNMA Fund	2009	2010		2011		2012	2013
Net asset value, beginning of period	$9.43	$10.05		$10.30		$10.31	$10.20
Income From Investment Operations
Net investment income*	0.41	0.37		0.35		0.25	0.07
Net gains or losses on securities (both realized and unrealized)	0.66	0.30		0.16		0.11	(0.19)
Total from investment operations	1.07	0.67		0.51		0.36	(0.12)
Less Distributions
Dividends (from net investment income)	(0.45)	(0.42)		(0.41)		(0.41)	(0.33)
Distributions (from capital gains)	—	—		(0.09)		(0.06)	(0.03)
Returns of capital	—	—		—		—	(0.02)
Total distributions	(0.45)	(0.42)		(0.50)		(0.47)	(0.38)
Net asset value, end of period	$10.05	$10.30		$10.31		$10.20	$9.70
Total return	11.52%	6.79%		5.16%		3.60%	(1.20)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,911	$193,626		$187,994		$231,784	$150,721
Ratio of expenses to average net assets	0.60%	0.60%		0.60%		0.60%	0.60%
Ratio of net income to average net assets	4.17%	3.65%		3.43%		2.42%	0.73%[b]
Portfolio turnover rate	61.0%	114.2	% [a]	296.6	% [a]	269.9%[a]	241.5%[a]
Portfolio turnover rate, excluding mortgage dollar roll transactions	61.0%	112.1%		237.0%		181.9%	78.6%

* Per share amounts calculated using average shares outstanding method.

a The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.

b Includes the effect of a correction of interest income related to stripped mortgage-backed securities (0.62% of average net assets); excluding the effect of this correction, the net investment income ratio for the period would have been 1.35%.

Table 3 Financial Highlights

	Year ended May 31
GNMA Fund	2009	2010	2011	2012	2013
Net asset value, beginning of period	$9.43	$9.67	$9.91	$10.05	$10.12
Income From Investment Operations
Net investment income*	0.43	0.39	0.36	0.31	0.12
Net gains or losses on securities (both realized and unrealized)	0.25	0.28	0.18	0.20	(0.09)
Total from investment operations	0.68	0.67	0.54	0.51	0.03
Less Distributions
Dividends (from net investment income)	(0.44)	(0.43)	(0.40)	(0.42)	(0.39)
Distributions (from capital gains)	—	—	—	(0.02)	—	[a]
Returns of capital	—	—	—	—	—
Total distributions	(0.44)	(0.43)	(0.40)	(0.44)	(0.39)
Net asset value, end of period	$9.67	$9.91	$10.05	$10.12	$9.76
Total return	7.44	7.04%	5.58%	5.15%	0.24%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$1,411	$1,486	$1,592	$1,774	$1,725
Ratio of expenses to average net assets	0.66	0.63%	0.61%	0.60%	0.59%
Ratio of net income to average net assets	4.51	4.02%	3.66%	3.03%	1.24	[b] %
Portfolio turnover rate[c]	108.3	79.0%	225.7%	344.3%	217.2%
Portfolio turnover rate, excluding mortgage dollar roll transactions	81.1	79.0%	175.2%	269.2%	82.8%

* Per share amounts calculated using average shares outstanding method.

a Amounts round to less than $0.01 per share.

b Includes the effect of correcting interest income related to stripped mortgage-backed securities (0.41% of average net assets); excluding that effect, the net investment income ratio for the period would have been 1.65%.

c The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectuses.

What are the fund’s investment objectives and policies?

In seeking to achieve their respective investment objectives, the funds are guided by nearly identical investment policies and restrictions. Unless otherwise specified, the investment policies and restrictions of the GNMA Fund and the Summit GNMA Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund’s shares represented at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund’s outstanding shares.

Summit GNMA Fund The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the U.S. Department of Housing and Urban Development. These securities represent “pools” of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which entitle the holder to a proportionate share of the principal and interest payments that are made on the underlying pool of mortgage loans.

GNMA guarantees the timely payment of interest and principal on the securities it issues, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund’s share price, both of which will fluctuate with market conditions.

Up to 20% of net assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA (or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, mortgage-backed securities issued by government agencies (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are not backed by the full faith and credit of the U.S. government and mortgage-related securities issued by private banks and other non-governmental issuers.

There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by various factors such as the general level of interest rates, and principal prepayments of GNMA and other mortgage-backed securities.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. In addition, the fund uses interest rate futures and interest rate swaps primarily in an effort to manage its exposure to changes in interest rates or to adjust portfolio duration.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

GNMA Fund The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

The fund will normally invest at least 80% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the U.S. Department of Housing and Urban Development. These securities represent “pools” of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which entitle the holder to a proportionate share of the principal and interest payments that are made on the underlying pool of mortgage loans.

GNMA guarantees the timely payment of interest and principal on the securities it issues, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund’s share price, both of which will fluctuate with market conditions.

Up to 20% of total assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA (or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, mortgage-backed securities issued by government agencies (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation) that are not backed by the full faith and credit of the U.S. government and mortgage-related securities issued by private banks and other non-governmental issuers.

There is no limit on the maturity of individual securities in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by various factors such as the general level of interest rates, and principal prepayments of GNMA and other mortgage-backed securities.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage-backed securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage-backed securities expected to have below-average prepayment rates with longer maturities and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. In addition, the fund uses interest rate futures and interest rate swaps primarily in an effort to manage its exposure to changes in interest rates or to adjust portfolio duration.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Additional restrictions relating to both funds’ investments are identical with a couple of exceptions. The GNMA Fund must invest at least 65% of its total assets in GNMA certificates of the “modified pass-through” type, meaning the scheduled monthly interest and principal payments relating to mortgages in the pool will be passed through to investors, while the Summit GNMA Fund has no set limit with respect to modified pass-through certificates. Further, the Summit GNMA Fund’s investments in collateralized mortgage obligations are limited to 30% of total assets while the GNMA Fund has no specific limit relating to such instruments.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each fund performed?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Table 4 Average Annual Total Returns

	Periods ended
	December 31, 2013
	1 Year	5 Years	10 Years
Summit GNMA Fund
Returns before taxes	-2.65%	3.79%	4.21%
Returns after taxes on distributions
Returns after taxes on distributions
and sale of fund shares
Barclays Capital U.S. GNMA Index
Lipper GNMA Funds Average
GNMA Fund
Returns before taxes	-2.41%	3.88%	4.19%
Returns after taxes on distributions
Returns after taxes on distributions
and sale of fund shares
Barclays U.S. GNMA Index (reflects no deduction for fees, expenses, or taxes)
Lipper GNMA Funds Average

Who are the principal holders of each fund’s shares?

The following table, “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of each fund’s outstanding shares as of December 31, 2013.

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Summit GNMA
GNMA

As of December 31, 2013, the executive officers and trustees of the GNMA Fund, as a group, beneficially owned, directly or indirectly, [[number_of_shares2]] shares, representing [[percentof_shares]] of its outstanding shares.

Who are each funds’ transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds.

FURTHER INFORMATION ABOUT VOTING AND THE

SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under “Reasons for the Reorganization,” the Board of the Summit GNMA Fund has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the special meeting on Wednesday, April 30, 2014, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on January 30, 2014, (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund they held as of January 30, 2014. As of January 30, 2014 there were ___ shares of the Summit GNMA Fund outstanding. The Notice of Special Meeting of Shareholders, the proxy card, and the proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on or about February 6, 2014. In some cases, the fund may mail only one copy of this proxy statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please contact us at 1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a special meeting for the fund, one-third of the fund’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions and “broker nonvotes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares of the fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the fund knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the fund required to hold annual meetings?

Under Maryland law, the fund is not required to hold annual meetings. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940 or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This proxy statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 55046, Boston, MA 02205-9836. Any mailed proxies sent to this address will be delivered to Boston Financial Data Services, Inc. (“BFDS”), whom the fund has retained to tabulate the votes. Some shareholders will not automatically receive a copy of this entire proxy statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at eproxyvote.com/trp to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the fund, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the fund and its shareholders. Unless the fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, MD 21297-1630.

In addition, the fund has arranged through BFDS to have votes recorded through the Internet through eproxyvote.com/trp or by telephone at
1-866-977-7699. The telephone and Internet voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. BFDS is responsible for assisting the fund in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

How can proxies be solicited?

Directors and officers of the fund, and employees of T. Rowe Price (and its affiliates), may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price and its affiliates have in their records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the fund may also use the services of BFDS to assist them in soliciting proxies. However, it is not expected that the fund will need to use BFDS for additional solicitation efforts.

Who pays for the costs involved with the proxy?

For managing the fund’s overall proxy campaign, BFDS will receive a management fee plus reimbursement for out-of-pocket expenses. BFDS will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting proxy materials on behalf of the fund, and tabulating those votes that are received. The costs paid to BFDS are estimated to be approximately $4,600, although the amount could be higher should additional solicitation be necessary to achieve quorum and shareholder approval. In addition, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the special meeting and the reorganization (other than brokerage, taxes, extraordinary items, and fees of fund counsel and independent auditors), including the use of BFDS, will be paid for by T. Rowe Price Associates, Inc. The items not paid by T. Rowe Price Associates, Inc. will be borne by the Summit GNMA Fund to the extent these costs do not cause the fund to exceed its all-inclusive management fee rate.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m. on April 30, 2014.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the reorganization and issuance of shares of the GNMA Fund will be passed upon by Willkie Farr & Gallagher LLP, counsel to the GNMA Fund and Summit GNMA Fund, and by counsel to T. Rowe Price Associates, Inc., which serves as sponsor and investment adviser of the GNMA Fund.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this [[agreement_day]] day of [[agreementmonth]], [[year]], by and between (i) T. Rowe Price GNMA Fund, a trust organized and existing under the laws of Massachusetts (“Acquiring Fund”), and (ii) the T. Rowe Price Summit Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Summit GNMA Fund (“Acquired Fund”). All references in this Agreement to the Acquired Fund are, as applicable, to the [[acquired_corporation_name_abbrev]], as if this Agreement were executed solely by such fund and the Acquiring Fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Shares, all without par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets to be Transferred

A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the

Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C. Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., “reasonable cause” includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price).

2. Definitions

A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on May 19, 2014, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the

Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund’s expenses in connection with the carrying-out of this Agreement.

7. Legal Opinions.

A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of October 31, 2013, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on [[end_date_for_transfer]]. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Trustees by vote taken at a meeting of the Board of Trustees of the Acquiring Fund duly called and held on [[Board_Meeting_date]], and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, Massachusetts, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E. that from the date of this Agreement through the Closing Date, there shall not have been:

(1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

J. that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934

(“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of [[Acquiring_fund_representation_date]], and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Trustees of the Acquiring Fund by vote taken at a meeting of the Board of Trustees of the Acquiring Fund duly called and held on [[Board_Meeting_date]], and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland, Massachusetts and federal law;

D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E. Paragraph intentionally left blank.

F. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

G. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

I. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Master Trust Agreement or By- Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

J. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

K. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

L. that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

M. the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A. Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Proxy Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B. Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, before or after approval by the shareholders of the Acquired Fund, upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before [[termination_date]] or to the extent permitted by law.

B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, directors, or trustees) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland and Massachusetts. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors/Trustees or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE GNMA FUND
__________________________ Patricia B. Lippert	By______________________(SEAL) Andrew C. McCormick Title: President

WITNESS:	T. ROWE PRICE SUMMIT FUNDS, INC., on behalf of the T. Rowe Price Summit GNMA Fund
__________________________ Patricia B. Lippert	By_____________________(SEAL) David Oestreicher Title: Vice President

T. ROWE PRICE GNMA FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2014

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the T. Rowe Price Summit GNMA Fund (“Acquired Fund”), a series of T. Rowe Price Summit Funds, Inc., into the T. Rowe Price GNMA Fund (“Acquiring Fund”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated February 6, 2014, of the funds. As described in the Combined Proxy Statement and Prospectus, a Reorganization would involve the transfer of substantially all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Proxy Statement and Prospectus. This SAI and the Combined Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Proxy Statement and Prospectus are available upon request and without charge by writing to the Acquiring Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Acquired Fund and Acquiring Fund, other material incorporated by reference and other information regarding the Acquired Fund and Acquiring Fund.

TABLE OF CONTENTS

Additional Information About the Acquired Fund and the Acquiring Fund	56
Financial Statements of the Acquired Fund and the Acquiring Fund	56

I. ADDITIONAL INFORMATION ABOUT THE
ACQUIRED FUND AND THE ACQUIRING FUND

FOR THE ACQUIRED FUND: The Statement of Additional Information for the Acquired Fund, dated November 19, 2013, as filed with the Securities and Exchange Commission on November 19, 2013, is incorporated by reference.

FOR THE ACQUIRING FUND: The Statement of Additional Information for the Acquiring Fund, dated November 19, 2013, as filed with the Securities and Exchange Commission on November 19, 2013, is incorporated by reference.

The Statement of Additional Information for the Acquired Fund and Acquiring Fund is available without charge through troweprice.com or by calling 1-800-541-5910.

II. FINANCIAL STATEMENTS OF THE
ACQUIRED FUNDS AND THE ACQUIRING FUND

This SAI incorporates by reference (i) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Summit GNMA Fund as contained in its Annual Report for the year ended October 31, 2013, as filed with the Securities and Exchange Commission on December 17, 2013, (ii) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price GNMA Fund as contained in its Annual Report for the year ended May 31, 2013, as filed with the Securities and Exchange Commission on July 22, 2013. Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 19th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Acquired Fund and the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 24 dated February 27, 2013. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) (a) Master Trust Agreement of Registrant, dated October 11, 1985 (electronically filed with Amendment No. 11 dated April 25, 1994)

(1) (b) Amendment to Master Trust Agreement, dated June 12, 1989 (electronically filed with Amendment No. 11 dated April 25, 1994)

(1) (c) Amendment to Master Trust Agreement, dated September 29, 1999 (electronically filed with Amendment No. 22 dated September 30, 1999)

(2) (a) By-Laws of Registrant, dated October 11, 1985 , as amended February 8, 2005 (electronically filed with Amendment No. 24 dated August 2, 2006)

(2) (b) Article V - Shareholders Voting Powers and Meetings - of the Registrant’s Master Trust Agreement and Article 11 - Shareholders - of the Registrant’s By-Laws, incorporated by reference from Amendment No. 11 electronically filed and dated April 25, 1994

(3) Inapplicable

(4) Form of Agreement and Plan of Reorganization as Exhibit A to Combined Proxy Statement and Prospectus

(5) Inapplicable

(6)(a) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated July 1, 1987 (electronically filed with Amendment No. 11 dated April 25, 1994)

(6)(b) Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 22 dated September 29, 2004)

(7) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated November 22, 1985 (electronically filed with Amendment No. 11 dated April 25, 1994)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, and July 24, 2013

(9)(b) Global Custody Agreement between JP Morgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, and July 24, 2013

(10) Inapplicable

(11) Opinion of Counsel as to the legality of securities – David Oestreicher, Esq.

(12) Opinion and Consent of Willkie Farr & Gallagher LLP for Registrant and T. Rowe Price Summit GNMA Fund on certain tax matters (to be filed by amendment)

(13)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2013, as amended February 5, 2013, March 5, 2013, April 24, 2013, July 1, 2013, July 24, 2013, and November 1, 2013

(13)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2013, as amended February 5, 2013, March 5, 2013, April 24, 2013, July 1, 2013, July 24, 2013, and November 1, 2013

(13)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2013, as amended February 5, 2013, March 5, 2013, April 24, 2013, July 24, 2013, and November 1, 2013

(14) Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

(15) Inapplicable

(16) Limited Power of Attorney, dated January 2, 2014

(17)(a)  Form of Proxy Ballot

(17)(b) GNMA Fund prospectus dated October 1, 2013 (electronically filed as Part A of Amendment No. 35 dated September 27, 2013) and its Statement of Additional Information dated November 19, 2013 (electronically filed under Rule 497 on November 19, 2013) will be incorporated by reference into the proxy statement and mailed with it

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 3rd day of January, 2014.

 T. ROWE PRICE GNMA FUND

 /s/Edward C. Bernard

By: Edward C. Bernard

 Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/Edward C. Bernard	Chairman of the Board	January 3, 2014
Edward C. Bernard	(Chief Executive Officer)

/s/Gregory K. Hinkle	Treasurer (Chief	January 3, 2014
Gregory K. Hinkle	Financial Officer)

*	Trustee	January 3, 2014
William R. Brody

*	Trustee	January 3, 2014
Anthony W. Deering

*	Trustee	January 3, 2014
Donald W. Dick, Jr.

*	Trustee	January 3, 2014
Bruce W. Duncan

/s/Michael C. Gitlin	Trustee	January 3, 2014
Michael C. Gitlin

*	Trustee	January 3, 2014
Karen N. Horn

*	Trustee	January 3, 2014
Paul F. McBride

*	Trustee	January 3, 2014
John G. Schreiber

*	Trustee	January 3, 2014
Mark. R. Tercek

*/s/David Oestreicher	Vice President and	January 3, 2014
David Oestreicher	Attorney-In-Fact